                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                               [NYFIX LOGO]

COMPANY CONTACT:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
WWW.NYFIX.COM

               NYFIX REPORTS 2004 SECOND QUARTER FINANCIAL RESULTS

STAMFORD, CT, July 29, 2004: NYFIX, Inc. (NASDAQ:  NYFX), a leader in technology solutions for the financial  marketplace,  today announced its financial results for the second quarter ended June 30, 2004.

SECOND QUARTER RESULTS
Revenue  for the  second  quarter  of 2004 was $18.2  million,  up 6% from $17.1 million  for the first  quarter  of 2004 and up 16% from $15.7  million  for the second  quarter of 2003.  The net loss was $2.9 million ($0.09 per common share)
for the second  quarter of 2004 as compared to a net loss of $1.1 million ($0.03 per common  share) for the first  quarter of 2004 and a net loss of $1.1 million
($0.03 per common share) for the second quarter of 2003.

During  the  second  quarter  of 2004,  the  Company  consolidated  its New York operations into a single location,  combining  operations for NYFIX, Javelin and
Renaissance.  In connection  with this and the elimination of  approximately  15 staff  positions,  the Company  recorded a charge to operations of $2.5 million, which includes the remaining lease payments (net of estimated sub-lease income),
severance  and  the  write-off  of  leasehold   improvements.   In  addition  to
operational  efficiencies,  the Company  believes  that it can realize an annual lease savings of  approximately  20%.  "More  importantly we believe the move is strategically  significant,  as we are  confident  the full  integration  of our operations in one location will facilitate a more  collaborative  environment as well as cost savings," commented Peter Kilbinger Hansen, Chief Executive Officer of NYFIX, Inc.

Cash, cash equivalents and short-term investments were $21.4 million at June 30,
2004 as compared to $24.5 million at December 31, 2003.  Accounts receivable was
$12.0  million at June 30,  2004 as compared  to $10.4  million at December  31,
2003.  Cash provided by operating  activities  was nil for the second quarter of
2004 as compared to $1.9 million for the first  quarter of 2004 and $6.1 million in the second quarter of 2003.

BUSINESS UPDATE
In its  sellside  business,  the Company  continues to fine tune its strategy to adapt to changing  market  conditions.  The Company's  NYFIX Platinum  offering, which is the Listed and OTC  trading  platform  that  includes  the  Renaissance
Trader  Workstation,  has made progress in the market. To date, NYFIX has signed
17 clients for the system,  11 of which are already in  production.  The Company expects that this product will drive its growth in the broker/dealer marketplace and has already displaced competitive systems at numerous client sites, which we see as a positive indicator of the product's acceptance in the market.

The NYFIX Network continues to differentiate itself as a core asset. In addition to  extensive  sellside  penetration,  the  Company  has  continued  its buyside expansion  efforts and has  contracted  with 127 buyside firms for NYFIX Network connectivity. On the transaction side, the Company has developed a number of new products,  including  a  variety  of smart  order  routing  functionalities  and execution quality  assessment/transaction costs analysis tools. These innovative offerings  bolster the Company's product line, which in the Company's view makes the NYFIX Network and value-added  services a very  competitive  offering in the marketplace.

On the  international  front,  the Company has taken a number of steps to expand its offerings to the global marketplace. In addition to going live with new data centers in London and Amsterdam,  the Company has secured space for data centers in Hong Kong and Tokyo,  which it expects will go live during the third  quarter of 2004. The Company has also spent considerable effort cultivating the European transaction market and expects to expand its efforts this year.

"Our emphasis  remains on achieving  profitability,"  said Mr. Hansen.  "We have made  considerable  investments  and are focused on  obtaining a return on those investments. I believe our new offerings combined with the strength of our NYFIX
Network and cost control will help us to demonstrate revenue and earnings growth going forward."

GUIDANCE
The Company  expects revenue for the third quarter of 2004 to be in the range of
$19 million to $21 million.  Third quarter earnings per common share is expected to be in the  range of a net loss of $0.01 to net  income  of $0.01  per  common share.  Revenue for the fourth quarter of 2004 is expected to be in the range of
$20 million to $23 million with earnings per share within the range of breakeven to net income of $0.03 per common share.

SECOND QUARTER 2004 CONFERENCE CALL ON THE WEB

In conjunction  with the above release of second  quarter 2004 results,  you are invited to listen to the Company's  conference  call that will be broadcast live over the Internet  today,  Thursday,  July 29, 2004 at 12 noon eastern time with the Company's senior management.

      What:  NYFIX, INC. 2004 SECOND QUARTER CONFERENCE CALL AND BUSINESS UPDATE

      When:  TODAY, THURSDAY, JULY 29, 2004 AT 12 NOON

      Where: http://www.firstcallevents.com/service/ajwz407777693gf12.html
             -------------------------------------------------------------
             OR LOG ONTO WWW.NYFIX.COM UNDER "ABOUT NYFIX, INVESTOR RELATIONS,
             INVESTOR EVENTS CALENDAR"

      How:   LIVE OVER THE INTERNET - SIMPLY LOG ON TO THE WEB AT THE ADDRESS
             ABOVE

If you are  unable to  participate  during  the live  webcast,  the call will be archived  on the  NYFIX  web site  WWW.NYFIX.COM.  Interested  parties  may also
subscribe  to  NYFIX's  email  alerts   service.   Recipients  can  select  what
information  they  would  like to  receive  via  email  including  SEC  Filings,
Financial  Reports,  Investor  Events  and  News.  To  subscribe,  please  visit
http://phx.corporate-ir.net/phoenix.zhtml?c=99977&P=irol-alerts.
----------------------------------------------------------------

ABOUT NYFIX, INC.

NYFIX,  Inc.  is an  established  provider  to the  domestic  and  international financial  markets  of  trading  workstations,  middle-office  trade  automation technologies and trade communication  technologies.  Our NYFIX Network is one of the industry's  largest networks,  connecting  broker-dealers,  institutions and exchanges.  In addition to our headquarters in Stamford, we have offices on Wall
Street in New York City, in London's Financial District,  in Chicago, and in San
Francisco.  We operate three data centers in the northeastern United States with additional  data  center  hubs in London and  Amsterdam.  For more  information, please visit www.nyfix.com and www.javtech.com.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS  CREATED  THEREBY.  INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING  STATEMENTS  INVOLVE RISKS AND  UNCERTAINTY,  INCLUDING  WITHOUT
LIMITATION,  THE  ABILITY OF THE  COMPANY TO MARKET AND  DEVELOP  ITS  PRODUCTS.
ALTHOUGH   THE   COMPANY   BELIEVES   THAT  THE   ASSUMPTIONS   UNDERLYING   THE
FORWARD-LOOKING   STATEMENTS  CONTAINED  HEREIN  ARE  REASONABLE,   ANY  OF  THE
ASSUMPTIONS COULD BE INACCURATE,  AND THEREFORE,  THERE CAN BE NO ASSURANCE THAT
THE  FORWARD-LOOKING  STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE
ACCURATE.   IN  LIGHT  OF  THE   SIGNIFICANT   UNCERTAINTIES   INHERENT  IN  THE
FORWARD-LOOKING  STATEMENTS  INCLUDED HEREIN,  THE INCLUSION OF SUCH INFORMATION
SHOULD NOT BE REGARDED AS A  REPRESENTATION  BY THE COMPANY OR ANY OTHER  PERSON
THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.

                                                           NYFIX, Inc.
                                 Condensed Consolidated Statements of Operations (Unaudited)
                                               (in thousands, except per share amounts)

                                                   Three Months Ended June 30,                       Six Months Ended June 30,
                                          -------------------------------------------      -------------------------------------
                                                 2004                    2003                     2004                   2003
                                          -------------------     -------------------      -------------------    --------------

REVENUE:
  Subscription                                 $  9,976                  $  8,103                $ 19,281            $ 16,650
  Capital sale                                    2,055                     2,028                   4,043               4,683
  Service contract                                2,704                     2,295                   5,184               4,767
  Transaction                                     3,494                     3,270                   6,857               6,879
                                               --------                  --------                --------            --------
    Total revenue                                18,229                    15,696                  35,365              32,979
                                               --------                  --------                --------            --------

COST OF REVENUE:
  Subscription                                    5,731                     4,812                  11,406               9,385
  Capital sale                                      740                       709                   1,557               1,488
  Service contract                                  890                       673                   1,807               1,342
  Transaction                                     2,392                     2,063                   4,471               4,299
                                               --------                  --------                --------            --------
    Total cost of revenue                         9,753                     8,257                  19,241              16,514
                                               --------                  --------                --------            --------

GROSS PROFIT:
  Subscription                                    4,245                     3,291                   7,875               7,265
  Capital sale                                    1,315                     1,319                   2,486               3,195
  Service contract                                1,814                     1,622                   3,377               3,425
  Transaction                                     1,102                     1,207                   2,386               2,580
                                               --------                  --------                --------            --------
    Total gross profit                            8,476                     7,439                  16,124              16,465
                                               --------                  --------                --------            --------

OPERATING EXPENSE:
  Selling, general and administrative             9,626                     8,289                  18,149              16,124
  Restructuring charge                            2,527                      --                     2,527                --
  Research and development                          325                       385                     638                 562
  Depreciation and amortization                     628                       691                   1,169               1,355
                                               --------                  --------                --------            --------
    Total operating expense                      13,106                     9,365                  22,483              18,041
                                               --------                  --------                --------            --------
Loss from operations                             (4,630)                   (1,926)                 (6,359)             (1,576)

Interest expense                                   (184)                      (27)                   (258)                (58)
Investment income                                    17                       147                      63                 253
Other expense, net                                    4                      (225)                    (70)               (587)
                                               --------                  --------                --------            --------
Loss before income tax benefit                   (4,793)                   (2,031)                 (6,624)             (1,968)

Income tax benefit                               (1,878)                     (974)                 (2,632)               (987)
                                               --------                  --------                --------            --------

Net loss                                       $ (2,915)                 $ (1,057)               $ (3,992)           $   (981)
                                               ========                  ========                ========            ========
Basic and diluted loss per common share        $  (0.09)                 $  (0.03)               $  (0.12)           $  (0.03)
                                               ========                  ========                ========            ========
Basic and diluted weighted average common        32,243                    31,173                  32,058              31,152
   shares outstanding
                                               ========                  ========                ========            ========

                                                  NYFIX, Inc.
                               Condensed Consolidated Balance Sheets (Unaudited)
                                                 (in thousands)

                                                                                  June 30,              December 31,
                                                                                   2004                     2003
                                                                                 ---------               ---------
ASSETS
  Current assets:
  Cash and cash equivalents                                                      $  16,241               $  21,006
  Short-term investments                                                             5,163                   3,448
  Accounts receivable, net                                                          11,999                  10,371
  Brokerage receivables                                                             87,999                   1,945
  Deferred income taxes                                                                788                     976
  Prepaid expenses and other current assets                                          3,926                   3,929
                                                                                 ---------               ---------
    Total current assets                                                           126,116                  41,675
Property and equipment, net                                                         14,587                  16,592
Goodwill                                                                            57,975                  55,966
Acquired intangible assets, net                                                      9,940                  10,235
Investments in unconsolidated affiliates                                              --                     3,088
Notes receivable and other amounts due from unconsolidated affiliates                 --                       814
Deferred income taxes                                                               19,244                  16,424
Other assets, net                                                                    9,837                   7,378
                                                                                 ---------               ---------
    Total assets                                                                 $ 237,699               $ 152,172
                                                                                 =========               =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                               $   5,832               $   6,664
  Accrued expenses                                                                   6,025                   4,807
  Brokerage payables                                                                88,332                   1,700
  Current portion of capital lease obligations                                         357                     531
  Current portion of long-term debt and other liabilities                            1,719                   1,894
  Deferred revenue                                                                   2,592                   2,732
                                                                                 ---------               ---------
    Total current liabilities                                                      104,857                  18,328
Long-term portion of capital lease obligations                                        --                       135
Long-term debt and other liabilities                                                 2,118                   1,137
                                                                                 ---------               ---------
    Total liabilities                                                              106,975                  19,600
                                                                                 ---------               ---------

Stockholders' equity:
  Preferred stock                                                                     --                      --
  Common stock                                                                          33                      33
  Additional paid-in capital                                                       185,008                 182,863
  Accumulated deficit                                                              (34,762)                (30,770)
  Treasury stock                                                                   (19,480)                (19,480)
  Notes receivable issued for common stock                                             (75)                    (74)
                                                                                 ---------               ---------
Total stockholders' equity                                                         130,724                 132,572
                                                                                 ---------               ---------
Total liabilities and stockholders' equity                                       $ 237,699               $ 152,172
                                                                                 =========               =========